UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2005

SONTRA MEDICAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

       Minnesota                 000-23017                41-1649949
        (State or Other Jurisdiction          (Commission File Number)             (IRS Employer
                   of Incorporation)                         Identification No.)

10 Forge Parkway
Franklin, Massachusetts 02038
(Address of Principal Executive Offices) (Zip Code)

(508) 553-8850
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 14, 2005, Sontra Medical Corporation (“Sontra”) entered into Amendment No. 1 to License Agreement (the “Amendment”), dated as of December 14, 2005, by and between Sontra and Bayer Healthcare LLC (“Bayer”). The Amendment amends the License Agreement, dated as of July 28, 2003, by and between Sontra and Bayer Healthcare LLC (the “License Agreement”). Pursuant to the License Agreement, Sontra granted to Bayer an exclusive worldwide right and license of Sontra’s intellectual property rights to make, have made, use, import and sell the continuous non-invasive glucose monitoring system utilizing ultrasonic techniques.

Under the terms of the Amendment, Sontra has reacquired the co-exclusive rights to make, have made, use, import and sell the continuous non-invasive glucose monitoring system utilizing ultrasonic techniques in the worldwide hospital intensive care unit (ICU) market. Sontra has granted Bayer a right of first refusal to market Sontra’s hospital ICU product(s). If Bayer does not market Sontra’s hospital ICU product(s), then Sontra shall pay Bayer a royalty equal to 1% of Sontra’s net product sales. In addition, the parties have agreed that the $3.0 million milestone payment payable by Bayer to Sontra upon Bayer’s completion of the first phase of product development shall be reduced to $2.0 million. Such milestone payment shall be paid no later than December 31, 2007, otherwise Bayer’s exclusive license rights under the License Agreement shall become co-exclusive and Bayer’s marketing rights to Sontra’s hospital ICU product(s) shall terminate. The parties are no longer obligated under the License Agreement to enter into one or more joint development agreements related to the continuous non-invasive glucose monitoring system; however, in the second phase of Bayer’s product development process, the parties will agree upon reasonable royalty rates to be paid to Sontra for product sales by Bayer and the parties may also negotiate a commercially reasonable manufacturing agreement pursuant to which Sontra would supply Bayer with the SonoPrep ultrasonic skin permeation component of the continuous glucose monitoring system. Sontra also agreed to waive any claims against Bayer related to the License Agreement and to a limited covenant not to sue Bayer within the Field of Use (as defined in the License Agreement).

The foregoing description is subject to, and qualified in its entirety by, the License Agreement and the Amendment, each filed or incorporated by reference as exhibits hereto and incorporated herein by reference. A copy of the press release issued by Sontra on December 15, 2005 concerning the Amendment is filed herewith as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1
License Agreement, dated as of July 28, 2003, by and between the Registrant and Bayer Healthcare LLC is incorporated herein by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K dated July 28, 2003 (File No. 000-23017).

99.2	Amendment No. 1 to License Agreement, dated as of December 14, 2005, by and between the Registrant and Bayer Healthcare LLC.

99.3	Press Release of the Registrant, dated December 15, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sontra Medical Corporation

By: /s/ Sean F. Moran
Date: December 15, 2005          Sean F. Moran
Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.  Description

99.1
License Agreement, dated as of July 28, 2003, by and between the Registrant and Bayer Healthcare LLC is incorporated herein by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K dated July 28, 2003 (File No. 000-23017).

99.2	Amendment No. 1 to License Agreement, dated as of December 14, 2005, by and between the Registrant and Bayer Healthcare LLC.

99.3	Press Release of the Registrant, dated December 15, 2005.